United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 13, 2012
Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

001-13693
(Commission File Number)

Delaware	35-1909253
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
600 Corporation Drive
Pendleton, Indiana 46064
(Addresses of Principal Executive Offices)

(765) 778-6499
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 12, 2012, Remy International, Inc. (the “Company”) announced that its common shares will be listed on the NASDAQ Stock Market LLC under the ticker symbol “REMY” beginning Thursday, December 13, 2012, following the successful completion of its Employee Stock Purchase Plan offering. A copy of the Company’s press release is attached as Exhibit 99.1 hereto.
In addition, a copy of the opinion of Willkie Farr & Gallagher LLP relating to the validity of the Company’s shares of common stock (the “Common Stock”) that were offered and sold in the Employee Stock Purchase Plan pursuant to the Registration Statement on Form S-1, File No. 333-173081 (as amended, the “Registration Statement”), and the prospectus related to the Common Stock dated November 5, 2012 (filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended), is filed as Exhibit 5.1 hereto.

Item 9.01.            Financial Statements and Exhibits
(c) Exhibits
Exhibit                Description
5.1                Legal Opinion of Willkie Farr & Gallagher LLP
23.1                Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above)
99.1                Press release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.
Date: December 13, 2012	By:	/s/ Fred Knechtel
		Name:	Fred Knechtel
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Item 9.01.            Financial Statements and Exhibits
(c) Exhibits
Exhibit                Description
5.1                Legal Opinion of Willkie Farr & Gallagher LLP
23.1                Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above)
99.1                Press release

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